                                                                    Exhibit 3.49


                           CERTIFICATE OF FORMATION
                                      OF
                             ACC OF WISCONSIN LLC

    This Certificate of Formation of ACC of Wisconsin LLC (the "Company"), dated as of December 11, 1998, is being duly executed and filed by Kevin Saer, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL.C. SECTION 18-101, ET SEQ.)

    FIRST. The name of the limited liability company formed hereby is: ACC of Wisconsin LLC.

    SECOND. The address of the registered office of the company in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware 19901.

    THIRD. The name and address of the registered agent for service of process on the company in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware 19901.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                       /s/ Kevin Saer
                                       -------------------------------------
                                       Kevin Saer, Esq.
                                       Authorized Person




                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 12/11/1998
                                                         981476583 - 2977696

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:01 AM 12/14/1998
                                                         981480255 - 2222563

                              CERTIFICATE OF MERGER
                                       OF
         VILAS CELLULAR CORPORATION, ONE CELLULAR CORPORATION, PEBBLES
       CELLULAR CORPORATION, CHIPPEWA CELLULAR CORPORATION, FOUR CELLULAR
                     CORPORATION AND FIVE CELLULAR CORPORATION
                                      INTO
                         MARATHON CELLULAR CORPORATION

                       Under Section 252 of the General
                  Corporation Law of the State of Delaware)

    The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, 8 DEL. C. SECTION 101, ET SEQ. (the "GCL"),

    DOES HEREBY CERTIFY:

    FIRST: The name and jurisdiction of formation or organization of each of the constituent corporations (collectively, the "Constituent Corporations") which is to merge are as follows:

                                                          Jurisdiction of
              Name                                   Formation or Organization
              ----                                   -------------------------
Vilas Cellular Corporation                                  Wisconsin

One Cellular Corporation                                    Wisconsin

Pebbles Cellular Corporation                                Delaware

Chippewa Cellular Corporation                               Delaware

Four Cellular Corporation                                   Delaware

Five Cellular Corporation                                   Delaware

Marathon Cellular Corporation                               Delaware

    SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 252(c) of the GCL.

    THIRD: The name of the surviving corporation is Marathon Cellular
Corporation.

    FOURTH: The Certificate of Incorporation of Marathon Cellular
Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation.

    FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 4650 Rib Mountain Drive, Wausau, Wisconsin 54401.

    SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of the Constituent Corporations.

    SEVENTH: The authorized capital stock of Vilas Cellular Corporation, a Wisconsin corporation, consists of 200 shares of common stock without par value and the authorized capital stock of One Cellular Corporation, a Wisconsin corporation, consists of 200 shares of common stock without par value.

    Executed on this 14th day of December, 1998.

                                       MARATHON CELLULAR CORPORATION

                                       By:  /s/ John Fujii
                                            -----------------------------------
                                            Name: John Fujii
                                            Title: Chief Executive Officer

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 12/15/1998
                                                         981482190 - 2977696

                              CERTIFICATE OF MERGER
                                       OF
                          MARATHON CELLULAR CORPORATION
                                      INTO
                              ACC OF WISCONSIN LLC

    The undersigned limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, 6 DEL. C. SECTION 18-101, ET SEQ. (the "Act"),

    DOES HEREBY CERTIFY:

    FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

                                                          Jurisdiction of
              Name                                   Formation or Organization
              ----                                   -------------------------
Marathon Cellular Corporation                                 Delaware

ACC of Wisconsin LLC                                          Delaware

    SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 264(c) and Section 228 of the General Corporation Law of the State of Delaware and in accordance with SECTION 18-290 of the Act.

    THIRD: The name of the surviving entity is ACC of Wisconsin LLC which will continue in existence as said surviving entity under its present name upon the effective date of the merger.

    FOURTH: The Certificate of Formation of ACC of Wisconsin LLC, the surviving entity, shall continue to be the Certificate of Formation of said surviving entity.

    FIFTH: The merger of Marathon Cellular Corporation into ACC of Wisconsin LLC shall be effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

    SIXTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving entity. The address of the principal place of business of the surviving company is 4650 Rib Mountain Drive, Wausau, Wisconsin 54401.

    SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving entity, on request and without cost, to any member or person holding an interest in Marathon Cellular Corporation or ACC of Wisconsin LLC.

    Executed on this 15th day of December, 1998.

                                       ACC OF WISCONSIN LLC

                                       By:  /s/ John Fujii
                                            -----------------------------------
                                            Name: John Fujii
                                            Title: Chief Executive Officer